Exhibit 99.2

# SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended
JUNE 30, 2023

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including rising inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of rising inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

Camille Bonnel	Thomas Catherwood	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Evercore ISI
(646) 855-5042	(212) 738-6140	(212) 446-9462
camille.bonnel@bofa.com	tcatherwood@btig.com	steve.sakwa@evercoreisi.com

Dylan Burzinski	Vikram Malhotra	Ronald Kamdem
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(949) 640-8780	(212) 282-3827	(212) 296-8319
dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com

Blaine Heck	Andrew Rosivach
Wells Fargo	Wolfe Research
(443) 263-6529	(646) 582-9250
blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2023
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.28)	$(0.24)
Our share of real estate depreciation and amortization	1.01	1.01
Our share of non-cash real estate impairment loss related to an unconsolidated joint venture	0.11	0.11
Estimated Core FFO (1)(2)	$0.84	$0.88

Operating Assumptions:
Leasing Activity (square feet)	600,000	900,000
PGRE's share of Same Store Leased % (2) at year end	89.2%	90.2%
Decrease in PGRE's share of Same Store Cash NOI (2)	(6.1%)	(4.1%)
Decrease in PGRE's share of Same Store NOI (2)	(4.7%)	(2.7%)

Financial Assumptions (at share):
Estimated net loss	$(64,300)	$(55,300)
Depreciation and amortization	235,000	235,000
General and administrative expenses	61,000	59,000
Interest and debt expense, including amortization of deferred financing costs	147,000	145,000
Fee and other income, net of income taxes	(30,500)	(31,500)
Our share of non-cash real estate impairment loss related to an unconsolidated joint venture	24,800	24,800
NOI (2)	373,000	377,000
Straight-line rent adjustments and above and below-market lease revenue, net	(5,500)	(6,500)
Cash NOI (2)	$367,500	$370,500

Reconciliation from Prior Assumptions/Guidance:	Financial Assumptions			Operating Assumptions
	NOI (2)		FFO (2) per share	Same Store Leased % (2)	Same Store Cash NOI (2) Growth	Same Store NOI (2) Growth
Midpoint of assumptions/guidance in Q1	$389,000		$0.92	91.3%	(4.0%)	(2.0%)
Impact of space surrendered/terminated by JPMorgan/SVB Securities	(19,600)	(3)	(0.08)	(0.6%)	(0.8%)	(1.4%)
Impact of a tenant's lease termination at 1633 Broadway	5,600		0.02	(1.0%)	(0.3%)	(0.3%)
Midpoint of assumptions/guidance in Q2	$375,000		$0.86	89.7%	(5.1%)	(3.7%)

(1)
We are updating our Estimated Core FFO Guidance for the full year of 2023, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on July 31, 2023 and otherwise to be referenced during our conference call scheduled for August 1, 2023. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(2)
See page 54 for our definition of this measure.
(3)
Comprised of (i) non-cash straight-line rent receivable write-offs aggregating $13.9 million, and (ii) lower rental revenue in the second half of the year aggregating $5.7 million, as disclosed in our Form 8-K that was filed with the SEC on July 7, 2023.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Net (loss) income attributable to common stockholders	$(47,538)	$(360)	$1,729	$(45,809)	$3,011
Per share - basic and diluted	$(0.22)	$(0.00)	$0.01	$(0.21)	$0.01

Core FFO attributable to common stockholders (1)	$38,666	$53,633	$56,174	$94,840	$108,211
Per share - diluted	$0.18	$0.24	$0.26	$0.44	$0.49

PGRE's share of Cash NOI (1)	$92,897	$95,516	$94,615	$187,512	$191,734
PGRE's share of NOI (1)	$84,764	$101,518	$101,277	$186,041	$197,466

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended June 30, 2023 vs. June 30, 2022	(4.7%)	Three Months Ended June 30, 2023 vs. June 30, 2022	(5.0%)
Six Months Ended June 30, 2023 vs. June 30, 2022	(2.3%)	Six Months Ended June 30, 2023 vs. June 30, 2022	0.9%

PORTFOLIO STATISTICS (at PGRE's Share)

	As of
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Leased % (1)	89.6%	89.8%	91.3%	91.4%	91.4%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
June 30, 2023 vs. March 31, 2023	(0.2%)	June 30, 2023 vs. June 30, 2022	(1.8%)
June 30, 2023 vs. December 31, 2022	(1.7%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
High	$4.92	$6.74	$6.86	$7.95	$11.04
Low	$4.10	$3.90	$5.48	$6.00	$7.08
Closing (end of period)	$4.43	$4.56	$5.94	$6.23	$7.23

Dividends per common share	$0.035	$0.0775	$0.0775	$0.0775	$0.0775
Annualized dividends per common share	$0.14	$0.31	$0.31	$0.31	$0.31
Dividend yield (on closing share price)	3.2%	6.8%	5.2%	5.0%	4.3%

(1)
See page 54 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2023	December 31, 2022
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,199,074	6,177,540
	8,165,311	8,143,777
Accumulated depreciation and amortization	(1,377,917)	(1,297,553)
Real estate, net	6,787,394	6,846,224
Cash and cash equivalents	434,751	408,905
Restricted cash	72,680	40,912
Accounts and other receivables	13,692	23,866
Real estate related fund investments	66,606	105,369
Investments in unconsolidated real estate related funds	5,270	3,411
Investments in unconsolidated joint ventures	398,677	393,503
Deferred rent receivable	346,583	346,338
Deferred charges, net	113,271	120,685
Intangible assets, net	79,558	90,381
Other assets	49,497	73,660
Total assets	$8,367,979	$8,453,254

Liabilities:
Notes and mortgages payable, net	$3,842,669	$3,840,318
Revolving credit facility	-	-
Accounts payable and accrued expenses	113,449	123,176
Dividends and distributions payable	8,188	18,026
Intangible liabilities, net	31,960	36,193
Other liabilities	23,700	24,775
Total liabilities	4,019,966	4,042,488

Equity:
Paramount Group, Inc. equity	3,507,480	3,592,291
Noncontrolling interests in:
Consolidated joint ventures	407,647	402,118
Consolidated real estate related funds	183,988	173,375
Operating Partnership	248,898	242,982
Total equity	4,348,013	4,410,766

Total liabilities and equity	$8,367,979	$8,453,254

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30, 2023		June 30, 2022	March 31, 2023	June 30, 2023		June 30, 2022
Revenues:
Rental revenue (1)	$165,506		$177,243	$181,713	$347,219		$347,165
Fee and other income (1)	7,156		8,274	6,761	13,917		22,037
Total revenues	172,662		185,517	188,474	361,136		369,202

Expenses:
Operating	71,078		67,814	70,309	141,387		134,475
Depreciation and amortization	62,627		57,398	58,888	121,515		113,022
General and administrative	16,224		16,706	14,623	30,847		32,351
Transaction related costs	63		159	128	191		276
Total expenses	149,992		142,077	143,948	293,940		280,124

Other income (expense):
(Loss) income from real estate related fund investments	(42,644)	(2)	-	3,550	(39,094)	(2)	-
Income (loss) from unconsolidated real estate related funds	32		155	(178)	(146)		325
Loss from unconsolidated joint ventures	(28,402)	(3)	(4,416)	(5,762)	(34,164)	(3)	(9,529)
Interest and other income, net	2,967		796	2,925	5,892		1,027
Interest and debt expense (1)	(36,879)		(35,578)	(36,459)	(73,338)		(69,855)
(Loss) income before income taxes	(82,256)		4,397	8,602	(73,654)		11,046
Income tax expense	(573)		(359)	(288)	(861)		(886)
Net (loss) income	(82,829)		4,038	8,314	(74,515)		10,160
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(5,351)		(4,779)	(5,641)	(10,992)		(8,204)
Consolidated real estate related funds	37,301		352	(823)	36,478		1,368
Operating Partnership	3,341		29	(121)	3,220		(313)
Net (loss) income attributable to common stockholders	$(47,538)		$(360)	$1,729	$(45,809)		$3,011
Per diluted share	$(0.22)		$(0.00)	$0.01	$(0.21)		$0.01

(1)
See page 10 for details.
(2)
Includes an unrealized loss on a mezzanine loan investment held by Paramount Group Real Estate Fund X, LP (“Fund X”). See pages 35 and 37 for details.
(3)
Includes our share of a non-cash real estate impairment loss related to 60 Wall Street. See pages 29 and 31 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended				Six Months Ended
Rental Revenue:	June 30, 2023		June 30, 2022	March 31, 2023	June 30, 2023		June 30, 2022
Property rentals	$156,015		$158,519	$158,463	$314,478		$315,441
Tenant reimbursements	13,270		12,462	14,458	27,728		24,994
Straight-line rent adjustments	(7,511)	(1)	5,790	7,756	245	(1)	4,001
Amortization of above and below-market leases, net	1,448		315	1,036	2,484		673
Lease termination income	2,284		157	-	2,284		2,056
Total rental revenue	$165,506		$177,243	$181,713	$347,219		$347,165

(1)
Includes non-cash straight-line rent receivable write-offs aggregating $13,906 comprised of (i) a $7,343 write-off related to the surrendered JPMorgan space and (ii) a $6,563 write-off related to the terminated SVB Securities lease.

	Three Months Ended			Six Months Ended
Fee and Other Income:	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Asset management	$2,326	$3,087	$2,175	$4,501	$5,972
Property management	1,831	2,103	1,862	3,693	4,322
Acquisition, disposition, leasing and other	819	784	520	1,339	7,668
Total fee income	4,976	5,974	4,557	9,533	17,962
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	2,180	2,300	2,204	4,384	4,075
Total fee and other income	$7,156	$8,274	$6,761	$13,917	$22,037

	Three Months Ended			Six Months Ended
Interest and Debt Expense:	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Interest expense	$35,340	$34,039	$34,921	$70,261	$66,778
Amortization of deferred financing costs	1,539	1,539	1,538	3,077	3,077
Total interest and debt expense	$36,879	$35,578	$36,459	$73,338	$69,855

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(82,829)	$4,038	$8,314	$(74,515)	$10,160
Real estate depreciation and amortization (including our share of
unconsolidated joint ventures)	72,096	67,235	68,431	140,527	133,060
Our share of non-cash real estate impairment loss related to an unconsolidated joint venture	24,734	-	-	24,734	-
FFO (1)	14,001	71,273	76,745	90,746	143,220
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,889)	(13,945)	(15,175)	(30,064)	(26,460)
Consolidated real estate related funds	37,295	346	(830)	36,465	1,355
FFO attributable to Paramount Group Operating Partnership	36,407	57,674	60,740	97,147	118,115
Less FFO attributable to noncontrolling interests in Operating Partnership	(2,390)	(4,352)	(3,961)	(6,351)	(9,920)
FFO attributable to common stockholders (1)	$34,017	$53,322	$56,779	$90,796	$108,195
Per diluted share	$0.16	$0.24	$0.26	$0.42	$0.49

FFO	$14,001	$71,273	$76,745	$90,746	$143,220
Non-core items:
Adjustments to equity in earnings for (distributions from) contributions to unconsolidated joint ventures	(1,301)	168	(1,322)	(2,623)	(415)
Adjustments for realized and unrealized gains and losses on consolidated and unconsolidated real estate related fund investments	45,686	(29)	1,335	47,021	18
Other, net (including after-tax net gains or losses on sale of residential condominium units at One Steuart Lane)	659	671	2,537	3,196	2,050
Core FFO (1)	59,045	72,083	79,295	138,340	144,873
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,889)	(13,945)	(15,175)	(30,064)	(26,460)
Consolidated real estate related funds	(2,773)	(128)	(4,027)	(6,800)	(287)
Core FFO attributable to Paramount Group Operating Partnership	41,383	58,010	60,093	101,476	118,126
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(2,717)	(4,377)	(3,919)	(6,636)	(9,915)
Core FFO attributable to common stockholders (1)	$38,666	$53,633	$56,174	$94,840	$108,211
Per diluted share	$0.18	$0.24	$0.26	$0.44	$0.49

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,003,931	222,971,886	216,563,108	216,784,737	220,888,664
Effect of dilutive securities	11,089	26,594	53,912	31,669	41,355
Denominator for FFO and Core FFO per diluted share	217,015,020	222,998,480	216,617,020	216,816,406	220,930,019

(1)
See page 54 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Reconciliation of Core FFO to FAD:
Core FFO	$59,045	$72,083	$79,295	$138,340	$144,873
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at FAD:
Straight-line rent adjustments	7,515	(5,977)	(7,691)	(176)	(4,319)
Amortization of above and below-market leases, net	(2,239)	(1,128)	(1,838)	(4,077)	(2,325)
Amortization of deferred financing costs	1,779	1,935	1,893	3,672	3,884
Amortization of stock-based compensation expense	4,214	4,142	5,117	9,331	10,704
Expenditures to maintain assets	(20,117)	(13,065)	(5,662)	(25,779)	(24,293)
Second generation tenant improvements
and leasing commissions	(6,548)	(16,474)	(12,538)	(19,086)	(30,765)
FAD (1)	43,649	41,516	58,576	102,225	97,759
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(10,351)	(7,757)	(7,033)	(17,384)	(19,102)
Consolidated real estate related funds	(2,773)	(205)	(4,084)	(6,857)	(448)
FAD attributable to Paramount Group Operating Partnership	30,525	33,554	47,459	77,984	78,209
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,004)	(2,532)	(3,095)	(5,099)	(6,646)
FAD attributable to common stockholders (1) (2)	$28,521	$31,022	$44,364	$72,885	$71,563

Dividends declared on common stock	$7,606	$17,485	$16,834	$24,440	$34,463

(1)
See page 54 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(82,829)	$4,038	$8,314	$(74,515)	$10,160
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization	72,096	67,235	68,431	140,527	133,060
Interest and debt expense	42,746	41,882	43,673	86,419	82,794
Our share of non-cash real estate impairment loss related to an unconsolidated joint venture	24,734	-	-	24,734	-
Income tax expense	580	366	293	873	906
EBITDAre (1)	57,327	113,521	120,711	178,038	226,920
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,730)	(21,830)	(23,012)	(45,742)	(42,167)
Consolidated real estate related funds	37,665	(409)	(2,036)	35,629	(513)
PGRE's share of EBITDAre (1)	$72,262	$91,282	$95,663	$167,925	$184,240

EBITDAre	$57,327	$113,521	$120,711	$178,038	$226,920
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for (distributions from) contributions to an unconsolidated joint venture	(1,301)	168	(1,322)	(2,623)	(415)
EBITDAre from consolidated and unconsolidated real estate related fund investments	42,507	(264)	(3,224)	39,283	(540)
Other, net (including after-tax net gains or losses on sale of residential condominium units at One Steuart Lane)	814	(145)	1,235	2,049	34
Adjusted EBITDAre (1)	99,347	113,280	117,400	216,747	225,999
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,730)	(21,830)	(23,012)	(45,742)	(42,167)
PGRE's share of Adjusted EBITDAre (1)	$76,617	$91,450	$94,388	$171,005	$183,832

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	June 30, 2022	March 31, 2023	June 30, 2023	June 30, 2022
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(82,829)	$4,038	$8,314	$(74,515)	$10,160
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	62,627	57,398	58,888	121,515	113,022
General and administrative	16,224	16,706	14,623	30,847	32,351
Interest and debt expense	36,879	35,578	36,459	73,338	69,855
Income tax expense	573	359	288	861	886
Loss (income) from real estate related fund investments	42,644	-	(3,550)	39,094	-
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	10,720	11,585	10,381	21,101	22,819
Loss from unconsolidated joint ventures	28,402	4,416	5,762	34,164	9,529
Fee income	(4,976)	(5,974)	(4,557)	(9,533)	(17,962)
Interest and other income, net	(2,967)	(796)	(2,925)	(5,892)	(1,027)
Other, net	31	4	306	337	(49)
NOI (1)	107,328	123,314	123,989	231,317	239,584
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,564)	(21,796)	(22,712)	(45,276)	(42,118)
PGRE's share of NOI (1)	$84,764	$101,518	$101,277	$186,041	$197,466

NOI	$107,328	$123,314	$123,989	$231,317	$239,584
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	7,515	(5,977)	(7,691)	(176)	(4,319)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(2,239)	(1,128)	(1,838)	(4,077)	(2,325)
Cash NOI (1)	112,604	116,209	114,460	227,064	232,940
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,707)	(20,693)	(19,845)	(39,552)	(41,206)
PGRE's share of Cash NOI (1)	$92,897	$95,516	$94,615	$187,512	$191,734

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2023
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(82,829)	$(28,032)	$653	$(55,450)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	62,627	38,281	23,092	1,254
General and administrative	16,224	-	-	16,224
Interest and debt expense	36,879	23,436	12,684	759
Income tax expense (benefit)	573	5	(101)	669
Loss from real estate related fund investments	42,644	-	-	42,644
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	10,720	3,404	7,256	60
Loss from unconsolidated joint ventures	28,402	24,981	3,078	343
Fee income	(4,976)	-	-	(4,976)
Interest and other income, net	(2,967)	(519)	(210)	(2,238)
Other, net	31	-	-	31
NOI (1)	107,328	61,556	46,452	(680)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,564)	(2,743)	(19,821)	-
PGRE's share of NOI for the three months ended June 30, 2023	$84,764	$58,813	$26,631	$(680)
PGRE's share of NOI for the three months ended June 30, 2022	$101,518	$69,065	$34,252	$(1,799)

NOI	$107,328	$61,556	$46,452	$(680)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	7,515	5,110	2,667	(262)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,239)	(730)	(1,509)	-
Cash NOI (1)	112,604	65,936	47,610	(942)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,707)	(2,880)	(16,827)	-
PGRE's share of Cash NOI for the three months ended June 30, 2023	$92,897	$63,056	$30,783	$(942)
PGRE's share of Cash NOI for the three months ended June 30, 2022	$95,516	$68,154	$29,191	$(1,829)

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2023
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(74,515)	$(22,194)	$13,740	$(66,061)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	121,515	77,448	41,574	2,493
General and administrative	30,847	-	-	30,847
Interest and debt expense	73,338	46,558	25,266	1,514
Income tax expense (benefit)	861	5	(78)	934
Loss from real estate related fund investments	39,094	-	-	39,094
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	21,101	6,767	14,275	59
Loss from unconsolidated joint ventures	34,164	25,001	6,372	2,791
Fee income	(9,533)	-	-	(9,533)
Interest and other income, net	(5,892)	(961)	(644)	(4,287)
Other, net	337	-	-	337
NOI (1)	231,317	132,624	100,505	(1,812)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(45,276)	(5,366)	(39,910)	-
PGRE's share of NOI for the six months ended June 30, 2023	$186,041	$127,258	$60,595	$(1,812)
PGRE's share of NOI for the six months ended June 30, 2022	$197,466	$136,268	$64,890	$(3,692)

NOI	$231,317	$132,624	$100,505	$(1,812)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	(176)	2,086	(2,322)	60
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(4,077)	(1,050)	(3,027)	-
Cash NOI (1)	227,064	133,660	95,156	(1,752)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(39,552)	(5,658)	(33,894)	-
PGRE's share of Cash NOI for the six months ended June 30, 2023	$187,512	$128,002	$61,262	$(1,752)
PGRE's share of Cash NOI for the six months ended June 30, 2022	$191,734	$136,267	$59,099	$(3,632)

(1)
See page 54 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended June 30, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2023	$92,897	$63,056		$30,783	$(942)
Lease termination income	(2,055)	(2,055)		-	-
Acquisitions / Redevelopment and other, net	948	6	(2)	-	942
PGRE's share of Same Store Cash NOI for the three months ended
June 30, 2023	$91,790	$61,007		$30,783	$-

	Three Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2022	$95,516	$68,154		$29,191	$(1,829)
Lease termination income	(157)	(157)		-	-
Acquisitions / Redevelopment and other, net	989	(619)	(2)	(221)	1,829
PGRE's share of Same Store Cash NOI for the three months ended
June 30, 2022	$96,348	$67,378		$28,970	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(4,558)	$(6,371)		$1,813	$-
% (Decrease) increase	(4.7%)	(9.5%)		6.3%

(1)
See page 54 for our definition of this measure.
(2)
Includes our share of Cash NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended June 30, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the three months ended June 30, 2023	$84,764	$58,813		$26,631		$(680)
Lease termination income	(2,055)	(2,055)		-		-
Non-cash write-offs of straight-line rent receivables	13,906	6,563	(2)	7,343	(2)	-
Acquisitions / Redevelopment and other, net	686	6	(3)	-		680
PGRE's share of Same Store NOI for the three months ended
June 30, 2023	$97,301	$63,327		$33,974		$-

	Three Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2022	$101,518	$69,065		$34,252	$(1,799)
Lease termination income	(157)	(157)		-	-
Acquisitions / Redevelopment and other, net	1,057	(521)	(3)	(221)	1,799
PGRE's share of Same Store NOI for the three months ended
June 30, 2022	$102,418	$68,387		$34,031	$-

Decrease in PGRE's share of Same Store NOI	$(5,117)	$(5,060)		$(57)	$-
% Decrease	(5.0%)	(7.4%)		(0.2%)

(1)
See page 54 for our definition of this measure.
(2)
Represents write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan space at One Front Street in our San Francisco portfolio.
(3)
Includes our share of NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Six Months Ended June 30, 2023
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2023	$187,512	$128,002		$61,262	$(1,752)
Lease termination income	(2,055)	(2,055)		-	-
Acquisitions / Redevelopment and other, net	1,701	(51)	(2)	-	1,752
PGRE's share of Same Store Cash NOI for the six months ended
June 30, 2023	$187,158	$125,896		$61,262	$-

	Six Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2022	$191,734	$136,267		$59,099	$(3,632)
Lease termination income	(1,875)	(1,875)		-	-
Acquisitions / Redevelopment and other, net	1,738	(1,673)	(2)	(221)	3,632
PGRE's share of Same Store Cash NOI for the six months ended
June 30, 2022	$191,597	$132,719		$58,878	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(4,439)	$(6,823)		$2,384	$-
% (Decrease) increase	(2.3%)	(5.1%)		4.0%

(1)
See page 54 for our definition of this measure.
(2)
Includes our share of Cash NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Six Months Ended June 30, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the six months ended June 30, 2023	$186,041	$127,258		$60,595		$(1,812)
Lease termination income	(2,055)	(2,055)		-		-
Non-cash write-offs of straight-line rent receivables	13,906	6,563	(2)	7,343	(2)	-
Acquisitions / Redevelopment and other, net	1,765	(47)	(3)	-		1,812
PGRE's share of Same Store NOI for the six months ended
June 30, 2023	$199,657	$131,719		$67,938		$-

	Six Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2022	$197,466	$136,268		$64,890	$(3,692)
Lease termination income	(1,875)	(1,875)		-	-
Non-cash write-offs of straight-line rent receivables	306	306		-	-
Acquisitions / Redevelopment and other, net	2,065	(1,406)	(3)	(221)	3,692
PGRE's share of Same Store NOI for the six months ended
June 30, 2022	$197,962	$133,293		$64,669	$-

Increase (decrease) in PGRE's share of Same Store NOI	$1,695	$(1,574)		$3,269	$-
% Increase (decrease)	0.9%	(1.2%)		5.1%

(1)
See page 54 for our definition of this measure.
(2)
Represents write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan space at One Front Street in our San Francisco portfolio.
(3)
Includes our share of NOI attributable to 60 Wall Street which was taken “out-of-service” for redevelopment.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,325,697	$1,697,715	$1,156,161	$471,821
Cash and cash equivalents	160,880	65,940	50,192	44,748
Restricted cash	1,317	78	1,239	-
Accounts and other receivables	5,192	2,258	2,323	611
Deferred rent receivable	204,890	102,504	77,971	24,415
Deferred charges, net	46,399	23,211	16,242	6,946
Intangible assets, net	45,376	37,615	6,791	970
Other assets	11,252	1,794	8,079	1,379
Total Assets	$3,801,003	$1,931,115	$1,318,998	$550,890

Liabilities:
Notes and mortgages payable, net	$2,490,920	$1,243,611	$974,309	$273,000
Accounts payable and accrued expenses	54,655	17,479	27,563	9,613
Intangible liabilities, net	19,558	12,926	6,225	407
Other liabilities	4,745	123	4,589	33
Total Liabilities	2,569,878	1,274,139	1,012,686	283,053

Equity:
Paramount Group, Inc. equity	823,478	590,806	150,159	82,513
Noncontrolling interests	407,647	66,170	156,153	185,324
Total Equity	1,231,125	656,976	306,312	267,837

Total Liabilities and Equity	$3,801,003	$1,931,115	$1,318,998	$550,890

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%
Assets:
Real estate, net	$3,364,482	$1,718,436	$1,167,906	$478,140
Cash and cash equivalents	139,579	60,556	41,396	37,627
Restricted cash	1,316	78	1,238	-
Accounts and other receivables	9,997	8,340	984	673
Deferred rent receivable	197,658	105,880	67,377	24,401
Deferred charges, net	49,485	24,696	17,255	7,534
Intangible assets, net	50,553	41,197	8,175	1,181
Other assets	6,228	655	5,105	468
Total Assets	$3,819,298	$1,959,838	$1,309,436	$550,024

Liabilities:
Notes and mortgages payable, net	$2,489,902	$1,243,112	$973,790	$273,000
Accounts payable and accrued expenses	61,407	19,682	33,297	8,428
Intangible liabilities, net	21,936	13,949	7,491	496
Other liabilities	5,803	1,185	4,563	55
Total Liabilities	2,579,048	1,277,928	1,019,141	281,979

Equity:
Paramount Group, Inc. equity	838,132	613,203	142,315	82,614
Noncontrolling interests	402,118	68,707	147,980	185,431
Total Equity	1,240,250	681,910	290,295	268,045

Total Liabilities and Equity	$3,819,298	$1,959,838	$1,309,436	$550,024

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$104,119	$50,394	$41,321	$12,404
Total operating expenses	35,089	18,785	12,122	4,182
Net operating income (1)	69,030	31,609	29,199	8,222
Depreciation and amortization	(28,747)	(14,197)	(10,671)	(3,879)
Interest and other income, net	715	505	164	46
Interest and debt expense	(22,386)	(9,702)	(10,193)	(2,491)
Income before income taxes	18,612	8,215	8,499	1,898
Income tax benefit (expense)	96	(5)	128	(27)
Net income	$18,708	$8,210	$8,627	$1,871

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$12,186	$7,389	$4,220	$577
Add: Management fee income	1,171	419	192	560
PGRE's share of net income	13,357	7,808	4,412	1,137
Add: Real estate depreciation and amortization	19,209	12,777	5,229	1,203
FFO/Core FFO (1)	$32,566	$20,585	$9,641	$2,340

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$6,522	$821	$4,407	$1,294
Less: Management fee expense	(1,171)	(419)	(192)	(560)
Net income attributable to noncontrolling interests	5,351	402	4,215	734
Add: Real estate depreciation and amortization	9,538	1,420	5,442	2,676
FFO/Core FFO (1)	$14,889	$1,822	$9,657	$3,410

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$98,465	$48,779	$37,114	$12,572
Total operating expenses	32,153	18,382	10,142	3,629
Net operating income (1)	66,312	30,397	26,972	8,943
Depreciation and amortization	(27,849)	(14,066)	(9,710)	(4,073)
Interest and other income, net	99	49	33	17
Interest and debt expense	(22,389)	(9,705)	(10,193)	(2,491)
Income before income taxes	16,173	6,675	7,102	2,396
Income tax expense	(1)	(1)	-	-
Net income	$16,172	$6,674	$7,102	$2,396

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$10,227	$6,009	$3,475	$743
Add: Management fee income	1,166	423	186	557
PGRE's share of net income	11,393	6,432	3,661	1,300
Add: Real estate depreciation and amortization	18,683	12,658	4,759	1,266
FFO/Core FFO (1)	$30,076	$19,090	$8,420	$2,566

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$5,945	$665	$3,627	$1,653
Less: Management fee expense	(1,166)	(423)	(186)	(557)
Net income attributable to noncontrolling interests	4,779	242	3,441	1,096
Add: Real estate depreciation and amortization	9,166	1,408	4,951	2,807
FFO/Core FFO (1)	$13,945	$1,650	$8,392	$3,903

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$206,068	$99,536	$81,293	$25,239
Total operating expenses	69,027	37,637	23,413	7,977
Net operating income (1)	137,041	61,899	57,880	17,262
Depreciation and amortization	(57,480)	(28,378)	(21,331)	(7,771)
Interest and other income, net	1,561	917	387	257
Interest and debt expense	(44,567)	(19,301)	(20,284)	(4,982)
Income before income taxes	36,555	15,137	16,652	4,766
Income tax benefit (expense)	75	(5)	127	(47)
Net income	$36,630	$15,132	$16,779	$4,719

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$23,291	$13,617	$8,214	$1,460
Add: Management fee income	2,347	826	385	1,136
PGRE's share of net income	25,638	14,443	8,599	2,596
Add: Real estate depreciation and amortization	38,408	25,541	10,453	2,414
FFO/Core FFO (1)	$64,046	$39,984	$19,052	$5,010

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$13,339	$1,515	$8,565	$3,259
Less: Management fee expense	(2,347)	(826)	(385)	(1,136)
Net income attributable to noncontrolling interests	10,992	689	8,180	2,123
Add: Real estate depreciation and amortization	19,072	2,837	10,878	5,357
FFO/Core FFO (1)	$30,064	$3,526	$19,058	$7,480

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2022
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$195,088	$99,374	$71,886	$23,828
Total operating expenses	63,607	36,722	20,253	6,632
Net operating income (1)	131,481	62,652	51,633	17,196
Depreciation and amortization	(55,836)	(28,486)	(19,206)	(8,144)
Interest and other income, net	124	46	59	19
Interest and debt expense	(44,564)	(19,304)	(20,278)	(4,982)
Income before income taxes	31,205	14,908	12,208	4,089
Income tax expense	(6)	(2)	(2)	(2)
Net income	$31,199	$14,906	$12,206	$4,087

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$20,662	$13,417	$5,977	$1,268
Add: Management fee income	2,333	838	386	1,109
PGRE's share of net income	22,995	14,255	6,363	2,377
Add: Real estate depreciation and amortization	37,580	25,638	9,411	2,531
FFO/Core FFO (1)	$60,575	$39,893	$15,774	$4,908

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$10,537	$1,489	$6,229	$2,819
Less: Management fee expense	(2,333)	(838)	(386)	(1,109)
Net income attributable to noncontrolling interests	8,204	651	5,843	1,710
Add: Real estate depreciation and amortization	18,256	2,848	9,795	5,613
FFO/Core FFO (1)	$26,460	$3,499	$15,638	$7,323

(1)
See page 54 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$1,962,354	$217,965	$619,518	$354,952	$146,102	623,817
Cash and cash equivalents	99,102	29,009	30,146	17,836	1,869	20,242
Restricted cash	114,489	5,476	11,209	-	1,714	96,090
Accounts and other receivables	4,630	2,853	750	370	524	133
Deferred rent receivable	32,358	17,942	4,883	4,222	2,939	2,372
Deferred charges, net	13,522	8,874	2,795	872	981	-
Intangible assets, net	59,545	-	8,825	8,592	2,017	40,111
For-sale residential condominium units (2)	317,818	-	-	-	-	317,818
Other assets	37,441	444	22,319	670	418	13,590
Total Assets	$2,641,259	$282,563	$700,445	$387,514	$156,564	$1,114,173

Liabilities:
Notes and mortgages payable, net	$1,738,958	$298,376	$410,173	$186,989	$159,234	$684,186
Accounts payable and accrued expenses	52,774	8,494	9,799	4,119	4,096	26,266
Intangible liabilities, net	7,644	-	1,053	5,612	979	-
Other liabilities	4,027	174	1,331	449	249	1,824
Total Liabilities	1,803,403	307,044	422,356	197,169	164,558	712,276

Total Equity	837,856	(24,481)	278,089	190,345	(7,994)	401,897

Total Liabilities and Equity	$2,641,259	$282,563	$700,445	$387,514	$156,564	$1,114,173

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,377,084	$212,002	$627,169	$359,405	$149,653	$1,028,855
Cash and cash equivalents	140,818	28,335	38,918	15,322	3,950	54,293
Restricted cash	111,722	5,472	-	-	2,431	103,819
Accounts and other receivables	4,830	3,642	453	326	17	392
Deferred rent receivable	31,372	17,921	5,422	3,507	2,992	1,530
Deferred charges, net	13,026	9,566	1,430	951	1,079	-
Intangible assets, net	69,599	-	14,363	10,980	2,583	41,673
For-sale residential condominium units (2)	322,232	-	-	-	-	322,232
Other assets	37,826	189	22,651	211	1,564	13,211
Total Assets	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

Liabilities:
Notes and mortgages payable, net	$1,834,916	$298,186	$408,967	$186,909	$158,666	$782,188
Accounts payable and accrued expenses	47,302	5,620	10,768	3,264	4,262	23,388
Intangible liabilities, net	10,972	-	2,331	7,327	1,314	-
Other liabilities	3,481	176	232	246	244	2,583
Total Liabilities	1,896,671	303,982	422,298	197,746	164,486	808,159

Total Equity	1,211,838	(26,855)	288,108	192,956	(217)	757,846

Total Liabilities and Equity	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$44,246	$12,188	$14,201	$8,061	$3,132	$6,664	(2)
Total operating expenses	24,990	5,726	7,295	3,436	1,922	6,611	(2)
Net operating income (3)	19,256	6,462	6,906	4,625	1,210	53
Depreciation and amortization	(17,713)	(2,865)	(7,548)	(4,034)	(2,172)	(1,094)
Interest and other income, net	783	241	317	155	5	65
Interest and debt expense	(17,915)	(2,674)	(3,522)	(1,856)	(2,884)	(6,979)
Real estate impairment loss (4)	(455,893)	-	-	-	-	(455,893)
(Loss) income before income taxes	(471,482)	1,164	(3,847)	(1,110)	(3,841)	(463,848)
Income tax expense	(19)	-	(1)	(14)	-	(4)
Net (loss) income	$(471,501)	$1,164	$(3,848)	$(1,124)	$(3,841)	$(463,852)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(27,107)	$582	$(2,579)	$(496)	$(1,883)	$(22,731)
Less: Step-up basis adjustment	(2,596)	-	-	(3)	-	(2,593)
Less: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	1,301	(582)	-	-	1,883	-
PGRE's share of net loss	(28,402)	-	(2,579)	(499)	-	(25,324)
Add: Real estate depreciation and amortization	9,469	1,433	5,057	1,782	1,065	132
Add: Real estate impairment loss (4)	24,734	-	-	-	-	24,734
FFO (3)	5,801	1,433	2,478	1,283	1,065	(458)
Add: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	(1,301)	582	-	-	(1,883)	-
Add: Other non-core items	244	-	-	-	-	244
Less: FFO attributable to One Steuart Lane	352	-	-	-	-	352
Core FFO (3)	$5,096	$2,015	$2,478	$1,283	$(818)	$138

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(444,394)	$582	$(1,269)	$(628)	$(1,958)	$(441,121)
Add: Real estate depreciation and amortization	10,840	1,432	2,491	2,255	1,107	3,555
Add: Real estate impairment loss (4)	431,159	-	-	-	-	431,159
FFO (3)	(2,395)	2,014	1,222	1,627	(851)	(6,407)
Add: Other non-core items	4,625	-	-	-	-	4,625
Less: FFO attributable to One Steuart Lane	3,058	-	-	-	-	3,058
Core FFO (3)	$5,288	$2,014	$1,222	$1,627	$(851)	$1,276

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.
(4)
Represents non-cash real estate impairment loss related to 60 Wall Street.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$85,960	$10,657	$14,604	$7,539	$3,862	$49,298	(2)
Total operating expenses	52,293	4,971	6,931	3,366	1,802	35,223	(2)
Net operating income (3)	33,667	5,686	7,673	4,173	2,060	14,075
Depreciation and amortization	(23,508)	(2,692)	(7,982)	(4,049)	(1,855)	(6,930)
Interest and other income (loss), net	58	16	10	(9)	(4)	45
Interest and debt expense	(16,335)	(2,674)	(3,407)	(1,856)	(1,589)	(6,809)
(Loss) income before income taxes	(6,118)	336	(3,706)	(1,741)	(1,388)	381
Income tax expense	(14)	-	(1)	(12)	(1)	-
Net (loss) income	$(6,132)	$336	$(3,707)	$(1,753)	$(1,389)	$381

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(4,151)	$168	$(2,487)	$(789)	$(681)	$(362)
Less: Step-up basis adjustment	(97)	-	-	(3)	-	(94)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(168)	(168)	-	-	-	-
PGRE's share of net loss	(4,416)	-	(2,487)	(792)	(681)	(456)
Add: Real estate depreciation and amortization	9,837	1,346	5,348	1,789	909	445
FFO (3)	5,421	1,346	2,861	997	228	(11)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	168	168	-	-	-	-
Less: FFO attributable to One Steuart Lane	512	-	-	-	-	512
Core FFO (3)	$6,101	$1,514	$2,861	$997	$228	$501

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(1,981)	$168	$(1,220)	$(964)	$(708)	$743
Add: Real estate depreciation and amortization	13,799	1,346	2,634	2,263	946	6,610
FFO (3)	11,818	1,514	1,414	1,299	238	7,353
Less: FFO attributable to One Steuart Lane	774	-	-	-	-	774
Core FFO (3)	$12,592	$1,514	$1,414	$1,299	$238	$8,127

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2023
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$86,224	$24,407	$28,286	$15,925	$6,339	$11,267	(2)
Total operating expenses	49,691	11,555	14,621	6,912	4,004	12,599	(2)
Net operating income (loss) (3)	36,533	12,852	13,665	9,013	2,335	(1,332)
Depreciation and amortization	(35,478)	(5,655)	(15,113)	(8,149)	(4,476)	(2,085)
Interest and other income, net	1,492	496	634	280	24	58
Interest and debt expense	(33,361)	(5,319)	(6,987)	(3,713)	(5,654)	(11,688)
Real estate impairment loss (4)	(455,893)	-	-	-	-	(455,893)
(Loss) income before income taxes	(486,707)	2,374	(7,801)	(2,569)	(7,771)	(470,940)
Income tax expense	(30)	-	(3)	(19)	(2)	(6)
Net (loss) income	$(486,737)	$2,374	$(7,804)	$(2,588)	$(7,773)	$(470,946)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(34,151)	$1,187	$(5,234)	$(1,133)	$(3,810)	$(25,161)
Less: Step-up basis adjustment	(2,636)	-	-	(5)	-	(2,631)
Less: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	2,623	(1,187)	-	-	3,810	-
PGRE's share of net loss	(34,164)	-	(5,234)	(1,138)	-	(27,792)
Add: Real estate depreciation and amortization	19,012	2,828	10,126	3,598	2,194	266
Add: Real estate impairment loss (4)	24,734	-	-	-	-	24,734
FFO (3)	9,582	2,828	4,892	2,460	2,194	(2,792)
Add: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	(2,623)	1,187	-	-	(3,810)	-
Add: Other non-core items	244	-	-	-	-	244
Less: FFO attributable to One Steuart Lane	2,761	-	-	-	-	2,761
Core FFO (3)	$9,964	$4,015	$4,892	$2,460	$(1,616)	$213

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(452,586)	$1,187	$(2,570)	$(1,455)	$(3,963)	$(445,785)
Add: Real estate depreciation and amortization	19,102	2,827	4,987	4,556	2,282	4,450
Add: Real estate impairment loss (4)	431,159	-	-	-	-	431,159
FFO (3)	(2,325)	4,014	2,417	3,101	(1,681)	(10,176)
Add: Other non-core items	4,625	-	-	-	-	4,625
Less: FFO attributable to One Steuart Lane	7,533	-	-	-	-	7,533
Core FFO (3)	$9,833	$4,014	$2,417	$3,101	$(1,681)	$1,982

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.
(4)
Represents non-cash real estate impairment loss related to 60 Wall Street.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$162,062	$20,708	$28,966	$15,398	$7,606	$89,384	(2)
Total operating expenses	94,801	10,850	13,436	6,292	3,688	60,535	(2)
Net operating income (3)	67,261	9,858	15,530	9,106	3,918	28,849
Depreciation and amortization	(50,406)	(5,346)	(15,995)	(8,636)	(3,722)	(16,707)
Interest and other income (loss), net	16	4	3	(22)	(9)	40
Interest and debt expense	(33,933)	(5,346)	(6,767)	(3,713)	(3,160)	(14,947)
Loss before income taxes	(17,062)	(830)	(7,229)	(3,265)	(2,973)	(2,765)
Income tax expense	(43)	-	(3)	(34)	(4)	(2)
Net loss	$(17,105)	$(830)	$(7,232)	$(3,299)	$(2,977)	$(2,767)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(9,772)	$(415)	$(4,850)	$(1,465)	$(1,459)	$(1,583)
Less: Step-up basis adjustment	(172)	-	-	(6)	-	(166)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	415	415	-	-	-	-
PGRE's share of net loss	(9,529)	-	(4,850)	(1,471)	(1,459)	(1,749)
Add: Real estate depreciation and amortization	20,038	2,673	10,717	3,814	1,824	1,010
FFO (3)	10,509	2,673	5,867	2,343	365	(739)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(415)	(415)	-	-	-	-
Less: FFO attributable to One Steuart Lane	1,774	-	-	-	-	1,774
Core FFO (3)	$11,868	$2,258	$5,867	$2,343	$365	$1,035

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(7,333)	$(415)	$(2,382)	$(1,834)	$(1,518)	$(1,184)
Add: Real estate depreciation and amortization	30,540	2,673	5,278	4,828	1,898	15,863
FFO (3)	23,207	2,258	2,896	2,994	380	14,679
Less: FFO attributable to One Steuart Lane	3,061	-	-	-	-	3,061
Core FFO (3)	$26,268	$2,258	$2,896	$2,994	$380	$17,740

(1)
Represents 1600 Broadway, 60 Wall Street (“out-of-service” for redevelopment), Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2023				As of June 30, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$20,304	$357	$19,947		$191,040
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	66,606	66,606	-		214,401
Investments in unconsolidated joint ventures	115,902	-	115,902	(3)	-
Other assets	16	16	-		422
Total Assets	$202,962	$66,979	$135,983		$405,863

Liabilities:
Accounts payable and accrued expenses	$120	$86	$34		$-
Other liabilities	6	4	2		87
Total Liabilities	126	90	36		87

Equity:
Paramount Group, Inc. equity	18,848	8,709	10,139		5,270
Joint Venture Partners' equity	183,988	58,180	125,808		400,506
Total Equity	202,836	66,889	135,947		405,776

Total Liabilities and Equity	$202,962	$66,979	$135,983		$405,863

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022				As of December 31, 2022
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$3,551	$199	$3,352		$29,076
Accounts and other receivables	3,650	-	3,650		-
Real estate related fund investments (2)	105,369	105,369	-		232,295
Investments in unconsolidated joint ventures	77,961	-	77,961	(3)	-
Other assets	3,632	201	3,431		342
Total Assets	$194,163	$105,769	$88,394		$261,713

Liabilities:
Accounts payable and accrued expenses	$85	$34	$51		$-
Other liabilities	248	14	234		91
Total Liabilities	333	48	285		91

Equity:
Paramount Group, Inc. equity	20,455	13,766	6,689		3,411
Joint Venture Partners' equity	173,375	91,955	81,420		258,211
Total Equity	193,830	105,721	88,109		261,622

Total Liabilities and Equity	$194,163	$105,769	$88,394		$261,713

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2023				Three Months Ended June 30, 2023
	Consolidated Funds
	Total			Residential	Total
	Consolidated Funds	Fund X (1)		Development Fund	Unconsolidated Funds (2)
Net investment income	$3,048	$3,048		$-	$1,967
Net realized losses	(1,224)	(1,224)		-	-
Net unrealized (losses) gains	(44,468)	(44,468)	(3)	-	514
(Loss) income from real estate related fund investments	(42,644)	(42,644)		-	2,481
Loss from unconsolidated joint ventures	(358)	-		(358)	-
Interest and other income, net	449	-		449	-
(Loss) income before income taxes	(42,553)	(42,644)		91	2,481
Income tax expense	-	-		-	-
Net (loss) income	$(42,553)	$(42,644)		$91	$2,481

PGRE's share
Ownership	Total	13.0%		7.4%	Total
Net (loss) income	$(5,551)	$(5,553)		$2	$32
Add: Management fee income	299	299		-	-
PGRE's share of net (loss) income	(5,252)	(5,254)		2	32
Add: Real estate depreciation and amortization	-	-		-	-
FFO (4)	(5,252)	(5,254)		2	32
Less: FFO attributable to One Steuart Lane	26	-		26	-
Less: Realized and unrealized losses from real estate related fund investments	5,950	5,950		-	(6)
Core FFO (4)	$724	$696		$28	$26

Joint Venture Partners' share
Ownership	Total	87.0%		92.6%	Total
Net (loss) income	$(37,002)	$(37,091)		$89	$2,449
Less: Management fee expense	(299)	(299)		-	-
Net (loss) income attributable to joint venture partners	(37,301)	(37,390)		89	2,449
Add: Real estate depreciation and amortization	6	-		6	-
FFO (4)	(37,295)	(37,390)		95	2,449
Less: FFO attributable to One Steuart Lane	326	-		326	-
Less: Realized and unrealized losses from real estate related fund investments	39,742	39,742		-	(508)
Core FFO (4)	$2,773	$2,352		$421	$1,941

(1)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
Primarily represents an unrealized loss on a mezzanine loan investment based on a negotiated transaction price.
(4)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended
	June 30, 2022	Three Months Ended June 30, 2022
		Total
	Consolidated Fund (1)	Unconsolidated Funds	Fund X	Other (2)
Net investment income	$-	$3,473	$1,170	$2,303
Net realized losses	-	(1,960)	-	(1,960)
Net unrealized losses (gains)	-	(1,053)	986	(2,039)
Income (loss) from real estate related fund investments	-	460	2,156	(1,696)
Loss from unconsolidated joint ventures	(518)	-	-	-
Interest and other income, net	109	-	-	-
Net (loss) income	$(409)	$460	$2,156	$(1,696)

PGRE's share
Ownership	7.4%	Total	8.2%	Various
Net (loss) income	$(57)	$155	$178	$(23)
Add: Real estate depreciation and amortization	-	-	-	-
FFO (3)	(57)	155	178	(23)
Less: FFO attributable to One Steuart Lane	38	-	-	-
Less: Realized and unrealized losses from real estate related fund investments	-	(29)	(81)	52
Core FFO (3)	$(19)	$126	$97	$29

Joint Venture Partners' share
Ownership	92.6%	Total	91.8%	Various
Net (loss) income	$(352)	$305	$1,978	$(1,673)
Less: Management fee expense	-	-	-	-
Net (loss) income attributable to joint venture partners	(352)	305	1,978	(1,673)
Add: Real estate depreciation and amortization	6	-	-	-
FFO (3)	(346)	305	1,978	(1,673)
Less: FFO attributable to One Steuart Lane	474	-	-	-
Less: Realized and unrealized losses from real estate related fund investments	-	3,042	(905)	3,947
Core FFO (3)	$128	$3,347	$1,073	$2,274

(1)
Represents Residential Development Fund.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2023				Six Months Ended June 30, 2023
	Consolidated Funds
	Total			Residential	Total
	Consolidated Funds	Fund X (1)		Development Fund	Unconsolidated Funds (2)
Net investment income	$7,709	$7,709		$-	$5,541
Net realized losses	(1,224)	(1,224)		-	-
Net unrealized losses	(45,579)	(45,579)	(3)	-	(16,888)
Loss from real estate related fund investments	(39,094)	(39,094)		-	(11,347)
Loss from unconsolidated joint ventures	(2,774)	-		(2,774)	-
Interest and other income, net	612	-		612	-
Loss before income taxes	(41,256)	(39,094)		(2,162)	(11,347)
Income tax expense	(1)	-		(1)	-
Net loss	$(41,257)	$(39,094)		$(2,163)	$(11,347)

PGRE's share
Ownership	Total	13.0%		7.4%	Total
Net loss	$(5,349)	$(5,091)		$(258)	$(146)
Add: Management fee income	570	570		-	-
PGRE's share of net loss	(4,779)	(4,521)		(258)	(146)
Add: Real estate depreciation and amortization	-	-		-	-
FFO (4)	(4,779)	(4,521)		(258)	(146)
Less: FFO attributable to One Steuart Lane	205	-		205	-
Less: Realized and unrealized losses from real estate related fund investments	6,094	6,094		-	218
Core FFO (4)	$1,520	$1,573		$(53)	$72

Joint Venture Partners' share
Ownership	Total	87.0%		92.6%	Total
Net loss	$(35,908)	$(34,003)		$(1,905)	$(11,201)
Less: Management fee expense	(570)	(570)		-	-
Net loss attributable to joint venture partners	(36,478)	(34,573)		(1,905)	(11,201)
Add: Real estate depreciation and amortization	13	-		13	-
FFO (4)	(36,465)	(34,573)		(1,892)	(11,201)
Less: FFO attributable to One Steuart Lane	2,556	-		2,556	-
Less: Realized and unrealized losses from real estate related fund investments	40,709	40,709		-	16,670
Core FFO (4)	$6,800	$6,136		$664	$5,469

(1)
Prior to December 12, 2022, Fund X was accounted for under the equity method of accounting. Subsequent to December 12, 2022, we increased our ownership in Fund X to 13.0% and began consolidating Fund X into our consolidated financial statements.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
Primarily represents an unrealized loss on a mezzanine loan investment based on a negotiated transaction price.
(4)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended
	June 30, 2022	Six Months Ended June 30, 2022
		Total
	Consolidated Fund (1)	Unconsolidated Funds	Fund X	Other (2)
Net investment income	$-	$8,545	$3,361	$5,184
Net realized losses	-	(2,269)	-	(2,269)
Net unrealized (losses) gains	-	(3,315)	777	(4,092)
Income (loss) from real estate related fund investments	-	2,961	4,138	(1,177)
Loss from unconsolidated joint ventures	(1,787)	-	-	-
Interest and other income, net	215	-	-	-
(Loss) income before income taxes	(1,572)	2,961	4,138	(1,177)
Income tax expense	(2)	-	-	-
Net (loss) income	$(1,574)	$2,961	$4,138	$(1,177)

PGRE's share
Ownership	7.4%	Total	8.2%	Various
Net (loss) income	$(206)	$325	$341	$(16)
Add: Real estate depreciation and amortization	-	-	-	-
FFO (3)	(206)	325	341	(16)
Less: FFO attributable to One Steuart Lane	132	-	-	-
Less: Realized and unrealized losses from real estate related fund investments	-	18	(64)	82
Core FFO (3)	$(74)	$343	$277	$66

Joint Venture Partners' share
Ownership	92.6%	Total	91.8%	Various
Net (loss) income	$(1,368)	$2,636	$3,797	$(1,161)
Less: Management fee expense	-	-	-	-
Net (loss) income attributable to joint venture partners	(1,368)	2,636	3,797	(1,161)
Add: Real estate depreciation and amortization	13	-	-	-
FFO (3)	(1,355)	2,636	3,797	(1,161)
Less: FFO attributable to One Steuart Lane	1,642	-	-	-
Less: Realized and unrealized losses from real estate related fund investments	-	5,566	(713)	6,279
Core FFO (3)	$287	$8,202	$3,084	$5,118

(1)
Represents Residential Development Fund.
(2)
Represents Fund VII, Fund VII-H and Fund VIII.
(3)
See page 54 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of June 30, 2023
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	625,530
PGRE's Share of Total Debt (4)	3,673,195

	Shares / Units	Share Price as of
Equity:	Outstanding	June 30, 2023
Common stock	217,306,498	$4.43	962,668
Operating Partnership units	15,366,522	4.43	68,074
Total equity	232,673,020	4.43	1,030,742

Total Market Capitalization			$4,703,937

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)
Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)
See page 54 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	3.76%	500,000	2.46%	360,000	5.56%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.58%	3,498,000	3.37%	360,000	5.56%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.52%	$2,687,665	3.25%	$360,000	5.56%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	411,580	3.19%	402,000	3.11%	9,580	6.77%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street (1)	159,276	7.32%	-	-	159,276	7.32%
1600 Broadway	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street (2)	575,000	7.64%	-	-	575,000	7.64%
Oder-Center, Germany	12,976	4.61%	-	-	12,976	4.61%
Total unconsolidated debt	1,744,332	5.17%	987,500	3.37%	756,832	7.51%
Joint venture partners' share	(1,118,802)	5.79%	(476,475)	3.43%	(642,327)	7.54%
PGRE's share of unconsolidated debt	$625,530	4.06%	$511,025	3.32%	$114,505	7.34%

PGRE's share of Total Debt (3)	$3,673,195	3.61%	$3,198,690	3.26%	$474,505	5.99%

Revolving Credit Facility Covenants: (4)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	44.5%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.5%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.13x	Unconsolidated fixed rate debt	511,025
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,198,690	87.1%
Unencumbered Interest Coverage	Greater than 1.75x	45.93x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	114,505
			PGRE's share of variable rate debt	474,505	12.9%
			PGRE's share of Total Debt (3)	$3,673,195	100.0%

(1)
On April 28, 2023, the loan was amended to extend the maturity to May 1, 2024. Additionally, as a result of lower occupancy at the property, the ongoing cash flows generated from the property are being swept into a cash management account controlled by the lender, from which the property related costs and expenses are paid and the shortfall is added to the outstanding loan balance.
(2)
The joint venture that owns 60 Wall Street defaulted on its loan and is currently in negotiations with the lender to modify the loan. The interest rate disclosed above excludes an incremental default rate of 5.00%.
(3)
See page 54 for our definition of this measure.
(4)
This section presents ratios as of June 30, 2023 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2023		2024	2025	2026	2027	Thereafter	Total
300 Mission Street	$273,000	(1)	$-	$-	$-	$-	$-	$273,000
One Market Plaza	-		975,000	-	-	-	-	975,000
31 West 52nd Street	-		-	-	500,000	-	-	500,000
1301 Avenue of the Americas	-		-	-	860,000	-	-	860,000
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	273,000		975,000	-	1,360,000	-	1,250,000	3,858,000
Noncontrolling interests' share	(188,097)		(497,250)	-	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$84,903		$477,750	$-	$1,360,000	$-	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$575,000		$-	$-	$-	$-	$-	$575,000
111 Sutter Street	-		159,276	-	-	-	-	159,276
Market Center	-		-	411,580	-	-	-	411,580
55 Second Street	-		-	-	187,500	-	-	187,500
712 Fifth Avenue	-		-	-	-	300,000	-	300,000
Oder-Center, Germany	-		-	-	-	-	12,976	12,976
1600 Broadway	-		-	-	-	-	98,000	98,000
Total unconsolidated debt	575,000		159,276	411,580	187,500	300,000	110,976	1,744,332
Joint venture partners' share	(546,192)		(81,231)	(135,821)	(104,831)	(150,000)	(100,727)	(1,118,802)
PGRE's share of unconsolidated debt	$28,808		$78,045	$275,759	$82,669	$150,000	$10,249	$625,530

PGRE's Share of Total Debt (2)	$113,711		$555,795	$275,759	$1,442,669	$150,000	$1,135,261	$3,673,195

Weighted average rate	4.66%		4.49%	3.19%	3.78%	3.39%	3.00%	3.61%

% of debt maturing	3.1%		15.1%	7.5%	39.3%	4.1%	30.9%	100.0%

(1)
This loan matures in October 2023. We are exploring various alternatives to refinance this loan.
(2)
See page 54 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$183,776	$81.17	2,272,771	-	2,272,771	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	96.6%	96.6%	10,833	65.63	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.7%	99.7%	194,609	80.80	2,526,380	-	2,526,380
1301 Avenue of the Americas
Office	100.0%	79.5%	70.0%	99,510	84.89	1,695,600	-	1,695,600	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff,
									O'Melveny & Myers
Retail / Amenity Center	100.0%	89.8%	89.8%	2,556	183.52	50,722	-	50,722	Ocean Prime, Starbucks
	100.0%	79.8%	70.6%	102,066	85.95	1,746,322	-	1,746,322
1325 Avenue of the Americas
Office	100.0%	93.7%	93.7%	50,480	68.17	810,316	-	810,316	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	96.7%	96.7%	1,393	87.88	15,498	-	15,498	La Grande Boucherie
	100.0%	93.8%	93.8%	51,873	68.47	825,814	-	825,814
31 West 52nd Street
Office	100.0%	96.4%	92.8%	64,387	93.55	742,139	-	742,139	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners,
									Wilson Sonsini
Retail	100.0%	97.8%	97.8%	4,875	109.61	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	96.4%	93.0%	69,262	94.12	768,052	-	768,052
900 Third Avenue
Office	100.0%	82.4%	75.4%	30,872	71.43	575,196	-	575,196	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,334	97.31	16,144	-	16,144	Bank of America
	100.0%	82.4%	75.6%	32,206	72.20	591,340	-	591,340
712 Fifth Avenue
Office	50.0%	83.0%	77.9%	43,027	120.62	457,581	-	457,581	CVC Advisors, abrdn, OMI Management, Riverstone Holdings,
									Pictet Asset Management
Retail	50.0%	20.9%	20.9%	8,030	446.18	85,917	-	85,917	Harry Winston
	50.0%	73.2%	68.9%	51,057	136.21	543,498	-	543,498
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,551	312.04	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		90.2%	86.6%	$511,624	$85.84	7,027,099	1,625,483	8,652,582
PGRE's share		90.5%	86.8%	$457,057	$83.31	6,479,408	81,437	6,560,845

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	96.6%	96.6%	$162,673	$108.61	1,555,424	-	1,555,424	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	74.4%	74.4%	5,237	79.04	53,772	-	53,772	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	95.8%	95.8%	167,910	107.88	1,609,196	-	1,609,196
Market Center
Office	67.0%	79.5%	79.5%	53,923	92.07	737,990	-	737,990	Uber, Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James, Waymo
Retail	67.0%	65.0%	65.0%	575	112.37	5,950	-	5,950	Amazon
	67.0%	79.4%	79.4%	54,498	92.20	743,940	-	743,940
300 Mission Street
Office	31.1%	80.9%	80.9%	47,407	97.18	605,662	-	605,662	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	2,948	66.34	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	50,355	94.66	654,834	-	654,834
One Front Street
Office	100.0%	91.6%	91.6%	51,998	89.85	633,111	-	633,111	JPMorgan, Coinbase, JLL, Cigna
Retail	100.0%	97.5%	97.5%	1,212	92.77	13,137	-	13,137	JPMorgan
	100.0%	91.7%	91.7%	53,210	89.92	646,248	-	646,248
55 Second Street
Office	44.1%	83.3%	83.3%	25,962	84.40	370,319	-	370,319	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	922	113.53	7,480	-	7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	83.7%	83.7%	26,884	85.09	377,799	-	377,799
111 Sutter Street
Office	49.0%	53.5%	53.5%	11,659	89.30	248,821	-	248,821	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,668	65.60	29,358	-	29,358	24 Hour Fitness
	49.0%	57.0%	57.0%	13,327	85.42	278,179	-	278,179

Subtotal / Weighted average		86.6%	86.6%	$366,184	$97.78	4,310,196	-	4,310,196
PGRE's share		87.2%	87.2%	$206,046	$96.61	2,439,764	-	2,439,764

Total / Weighted average		88.8%	86.6%	$877,808	$90.50	11,337,295	1,625,483	12,962,778
PGRE's share		89.6%	86.9%	$663,103	$87.08	8,919,172	81,437	9,000,609

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2023		As of March 31, 2023		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.7%	99.7%	-%
1301 Avenue of the Americas	100.0%	79.8%	79.8%	79.8%	79.8%	-%
1325 Avenue of the Americas	100.0%	93.8%	93.8%	94.4%	94.4%	(0.6%)
31 West 52nd Street	100.0%	96.4%	96.4%	96.4%	96.4%	-%
900 Third Avenue	100.0%	82.4%	82.4%	78.7%	78.7%	3.7%
712 Fifth Avenue	50.0%	73.2%	73.2%	73.0%	73.0%	0.2%
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		90.2%	90.2%	89.9%	89.9%	0.3%
PGRE's share		90.5%	90.5%	90.2%	90.2%	0.3%

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	95.8%	95.8%	-%
Market Center	67.0%	79.4%	79.4%	79.4%	79.4%	-%
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	91.7%	91.7%	97.0%	97.0%	(5.3%)
55 Second Street	44.1%	83.7%	83.7%	86.0%	86.0%	(2.3%)
111 Sutter Street	49.0%	57.0%	57.0%	56.0%	56.0%	1.0%
Weighted average		86.6%	86.6%	87.5%	87.5%	(0.9%)
PGRE's share		87.2%	87.2%	88.7%	88.7%	(1.5%)

Weighted average		88.8%	88.8%	89.0%	89.0%	(0.2%)
PGRE's share		89.6%	89.6%	89.8%	89.8%	(0.2%)

(1)
See page 54 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2023		As of December 31, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.7%	99.7%	-%
1301 Avenue of the Americas	100.0%	79.8%	79.8%	88.1%	88.1%	(8.3%)
1325 Avenue of the Americas	100.0%	93.8%	93.8%	94.4%	94.4%	(0.6%)
31 West 52nd Street	100.0%	96.4%	96.4%	93.0%	93.0%	3.4%
900 Third Avenue	100.0%	82.4%	82.4%	79.3%	79.3%	3.1%
712 Fifth Avenue	50.0%	73.2%	73.2%	73.9%	73.9%	(0.7%)
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		90.2%	90.2%	91.7%	91.7%	(1.5%)
PGRE's share		90.5%	90.5%	92.1%	92.1%	(1.6%)

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	95.8%	95.8%	-%
Market Center	67.0%	79.4%	79.4%	79.4%	79.4%	-%
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	91.7%	91.7%	97.0%	97.0%	(5.3%)
55 Second Street	44.1%	83.7%	83.7%	86.0%	86.0%	(2.3%)
111 Sutter Street	49.0%	57.0%	57.0%	59.4%	59.4%	(2.4%)
Weighted average		86.6%	86.6%	87.8%	87.8%	(1.2%)
PGRE's share		87.2%	87.2%	88.9%	88.9%	(1.7%)

Weighted average		88.8%	88.8%	90.2%	90.2%	(1.4%)
PGRE's share		89.6%	89.6%	91.3%	91.3%	(1.7%)

(1)
See page 54 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of June 30, 2023	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase Bank	One Front Street	Jun-2025	241,854		241,854		$20,882	$86.04	3.1%
		Dec-2029	76,999		76,999		8,015	104.09	1.2%
		Dec-2030	25,157		25,157		2,389	94.41	0.4%
			344,010		344,010		31,286	90.69	4.7%
Clifford Chance LLP	31 West 52nd Street	Jun-2024	328,543	(4)	328,543	(4)	29,839	90.81	4.5%
Allianz Global Investors, LP	1633 Broadway	Jan-2031	320,911		288,823		28,351	98.16	4.3%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,206	91.46	1.5%
		Sep-2034	179,286		179,286		17,716	94.56	2.7%
			290,875		290,875		27,922	93.37	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032	260,829		234,749		19,757	84.16	3.0%
WMG Acquisition Corp.	1633 Broadway	Jul-2029	288,250		259,428		17,866	68.24	2.7%
(Warner Music Group)
Showtime Networks, Inc.	1633 Broadway	Jan-2026	253,196		227,879		17,040	73.24	2.6%
Google, Inc.	One Market Plaza	Apr-2025	339,833		166,518		16,226	97.03	2.4%
Kasowitz Benson Torres	1633 Broadway	May-2024	50,718		45,647		3,652	80.01	0.6%
		Mar-2037	152,676		137,410		10,994	80.01	1.7%
			203,394		183,057		14,646	80.01	2.2%
Uber Technologies, Inc.	Market Center	Jul-2023	234,783	(5)	157,305	(5)	14,331	91.10	2.2%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of June 30, 2023	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,778,529	22.9%	$157,597	23.8%
Technology and Media	1,681,337	21.7%	139,993	21.1%
Financial Services - Commercial and Investment Banking	1,302,679	16.8%	109,699	16.5%
Financial Services, all others	1,119,792	14.5%	106,566	16.1%
Insurance	437,152	5.6%	41,591	6.3%
Retail	167,477	2.2%	18,342	2.8%
Travel and Leisure	206,823	2.7%	13,848	2.1%
Other Professional Services	120,001	1.5%	10,879	1.6%
Consumer Products	121,732	1.6%	10,374	1.6%
Other	814,645	10.5%	54,214	8.1%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
On June 30, 2023, we entered into a surrender and assumption agreement with JPMorgan whereby JPMorgan (i) assumed, under the same lease terms that we had with First Republic, 344,010 square feet of existing space, and (ii) surrendered the remaining 116,716 square feet of space, which largely represented space that was not being utilized by First Republic, and a majority of which (88,236 square feet) was subleased to various other tenants under lease agreements expiring between 2023 and 2024.
(4)
Includes 105,756 square feet that has been pre-leased to Wilson Sonsini through March 2041.
(5)
Includes 76,667 square feet (51,366 square feet at PGRE’s share) that has been pre-leased to Waymo through July 2028.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended June 30, 2023

Total square feet leased	71,847	59,781	12,066

PGRE's share of total square feet leased:	57,404	53,087	4,317
Initial rent (2)	$78.14	$73.92	$130.00
Weighted average lease term (in years)	10.6	11.3	1.1
Tenant improvements and leasing commissions:
Per square foot	$128.47	$138.57	$4.32
Per square foot per annum	$12.16	$12.23	$3.99
Percentage of initial rent	15.6%	16.5%	3.1%
Rent concessions:
Average free rent period (in months)	11.0	11.8	1.0
Average free rent period per annum (in months)	1.0	1.0	0.9

Second generation space: (2)
Square feet	34,514	30,197	4,317
Cash basis:
Initial rent (2)	$82.72	$75.96	$130.00
Prior escalated rent (2)	$85.38	$80.55	$119.15
Percentage (decrease) increase	(3.1%)	(5.7%)	9.1%
GAAP basis:
Straight-line rent (2)	$79.07	$73.18	$120.30
Prior straight-line rent (2)	$76.09	$72.34	$102.34
Percentage increase (decrease)	3.9%	1.2%	17.6%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 54 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Six Months Ended June 30, 2023

Total square feet leased	267,481	178,748	88,733

PGRE's share of total square feet leased:	227,737	172,054	55,683
Initial rent (2)	$81.18	$78.82	$88.49
Weighted average lease term (in years)	12.4	14.9	4.7
Tenant improvements and leasing commissions:
Per square foot	$156.83	$177.62	$92.58
Per square foot per annum	$12.64	$11.92	$19.71
Percentage of initial rent	15.6%	15.1%	22.3%
Rent concessions:
Average free rent period (in months)	14.0	16.1	7.5
Average free rent period per annum (in months)	1.1	1.1	1.6

Second generation space: (2)
Square feet	178,396	122,713	55,683
Cash basis:
Initial rent (2)	$82.48	$79.76	$88.49
Prior escalated rent (2)	$84.27	$83.17	$86.70
Percentage (decrease) increase	(2.1%)	(4.1%)	2.1%
GAAP basis:
Straight-line rent (2)	$79.60	$78.55	$81.89
Prior straight-line rent (2)	$78.47	$73.50	$89.43
Percentage increase (decrease)	1.4%	6.9%	(8.4%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 54 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,472	7,016	$797	$-	0.1%

3Q 2023	210,746	144,846	13,336	92.24	2.0%
4Q 2023	131,596	107,188	8,884	82.68	1.3%
Total 2023	342,342	252,034	22,220	88.17	3.3%

1Q 2024	317,364	263,706	20,943	79.42	3.1%
2Q 2024	369,389	345,746	30,656	88.74	4.5%
Remaining 2024	255,482	209,269	18,268	87.70	2.7%
Total 2024	942,235	818,721	69,867	85.46	10.3%
2025	1,601,948	1,070,367	96,379	90.01	14.1%
2026	1,385,875	952,831	84,257	86.09	12.4%
2027	295,868	219,152	19,721	89.80	2.9%
2028	313,800	237,465	19,621	82.72	2.9%
2029	606,124	528,050	40,515	82.30	6.0%
2030	611,972	515,491	46,979	91.18	6.9%
2031	582,186	512,682	50,018	94.06	7.3%
2032	896,767	631,917	59,084	93.50	8.7%
Thereafter	2,480,595	2,243,401	171,388	82.01	25.1%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$485	$-	0.1%

3Q 2023	13,830	6,916	706	100.08	0.1%
4Q 2023	89,532	79,222	5,967	75.04	1.3%
Total 2023	103,362	86,138	6,673	77.05	1.4%

1Q 2024	164,631	151,832	11,105	73.10	2.3%
2Q 2024	295,889	290,818	25,612	88.04	5.4%
Remaining 2024	174,724	164,175	13,398	82.06	2.8%
Total 2024	635,244	606,825	50,115	82.68	10.5%
2025	409,295	349,150	31,694	90.66	6.7%
2026	679,523	614,630	49,446	76.74	10.4%
2027	168,077	152,924	13,034	85.02	2.7%
2028	109,460	93,462	6,519	69.57	1.4%
2029	532,721	489,977	37,024	81.51	7.8%
2030	407,764	397,048	34,710	87.47	7.3%
2031	499,875	454,278	44,537	94.04	9.4%
2032	492,354	455,927	38,714	84.91	8.1%
Thereafter	2,296,044	2,159,647	162,739	81.09	34.2%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	6,876	4,595	$312	$-	0.2%

3Q 2023	196,916	137,930	12,630	91.84	6.2%
4Q 2023	42,064	27,966	2,917	104.41	1.4%
Total 2023	238,980	165,896	15,547	93.96	7.6%

1Q 2024	152,733	111,874	9,838	88.00	4.7%
2Q 2024	73,500	54,928	5,044	92.52	2.5%
Remaining 2024	80,758	45,094	4,870	108.05	2.4%
Total 2024	306,991	211,896	19,752	93.45	9.6%
2025	1,192,653	721,217	64,685	89.70	31.5%
2026	706,352	338,201	34,811	102.91	17.0%
2027	127,791	66,228	6,687	100.86	3.3%
2028	204,340	144,003	13,102	91.29	6.4%
2029	73,403	38,073	3,491	91.69	1.7%
2030	204,208	118,443	12,269	103.59	6.0%
2031	82,311	58,404	5,481	94.18	2.7%
2032	404,413	175,990	20,370	115.75	9.8%
Thereafter	184,551	83,754	8,649	103.39	4.2%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended June 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$20,117	$16,004	$3,778	$335
Second generation tenant improvements	4,319	2,917	1,402	-
Second generation leasing commissions	2,229	1,715	514	-
Total Capital Expenditures	26,665	20,636	5,694	335
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(1,841)	(78)	(1,763)	-
PGRE's share of Total Capital Expenditures	$24,824	$20,558	$3,931	$335

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$6,675	$6,675	$-	$-
Total Redevelopment Expenditures	6,675	6,675	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$6,675	$6,675	$-	$-

	Three Months Ended June 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$13,065	$10,955	$2,056	$54
Second generation tenant improvements	12,294	5,426	6,868	-
Second generation leasing commissions	4,180	3,489	691	-
Total Capital Expenditures	29,539	19,870	9,615	54
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(5,085)	(638)	(4,447)	-
PGRE's share of Total Capital Expenditures	$24,454	$19,232	$5,168	$54

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Elevator modernizations	$867	$863	$4	$-
Other	515	448	67	-
Total Redevelopment Expenditures	1,382	1,311	71	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(48)	-	(48)	-
PGRE's share of Total Redevelopment Expenditures	$1,334	$1,311	$23	$-

(1)
See page 54 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Six Months Ended June 30, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$25,779	$19,992	$5,431	$356
Second generation tenant improvements	15,147	5,680	9,467	-
Second generation leasing commissions	3,939	2,271	1,668	-
Total Capital Expenditures	44,865	27,943	16,566	356
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(7,274)	(298)	(6,976)	-
PGRE's share of Total Capital Expenditures	$37,591	$27,645	$9,590	$356

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$9,793	$9,793	$-	$-
Total Redevelopment Expenditures	9,793	9,793	-	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$9,793	$9,793	$-	$-

	Six Months Ended June 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$24,293	$20,074	$4,160	$59
Second generation tenant improvements	25,376	14,503	10,873	-
Second generation leasing commissions	5,389	4,641	748	-
Total Capital Expenditures	55,058	39,218	15,781	59
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(6,758)	(1,361)	(5,397)	-
PGRE's share of Total Capital Expenditures	$48,300	$37,857	$10,384	$59

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Elevator modernizations	$1,964	$1,928	$36	$-
Other	2,832	2,698	134	-
Total Redevelopment Expenditures	4,796	4,626	170	-
Less amounts attributable to noncontrolling interests in consolidated joint ventures	(123)	(12)	(111)	-
PGRE's share of Total Redevelopment Expenditures	$4,673	$4,614	$59	$-

(1)
See page 54 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs and adjustments, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate related funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) prior to its originally scheduled expiration, or (ii) that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.